PHANTOM FIBER CORPORATION
SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the last date set forth on the signature page hereof between Phantom Fiber Corporation, a Delaware corporation with offices located at 144 Front Street West, Suite 580, Toronto, Ontario, Canada M5J 2L7 (the “Company”), and the undersigned (the “Subscriber”).

WHEREAS, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to sell up to 3,636,364 units (the “Units”) of the Company, in a private placement (the “Private Placement”) on the terms and conditions set forth herein;

WHEREAS, each Unit shall have a subscription price of $0.55 and is comprised of: (i) one share of the Company’s common stock, $.001 par value per share (“Common Stock”), and a warrant to purchase one share of Common Stock with an exercise price of $1.10 per share, exercisable for a period of three years, in the form attached hereto as Exhibit A (the “Warrants”); and

WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SECURITIES; PURCHASE PRICE AND CLOSING

In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of Units, and the Company agrees to sell to the Subscriber such number of Units, as is set forth on the signature page hereof. The closing of the purchase and sale of the Units under this Agreement shall take place at the offices of the Company (the “Closing”) at 10:00 a.m. on November 30, 2005 or at such time and on such date as the Subscriber and the Company may agree upon. At the Closing, the Company shall deliver or cause to be delivered to each Subscriber: (a) a certificate registered in the name of the Subscriber representing the number of shares of Common Stock as is set forth opposite the name of such Subscriber on the signature page hereof; (b) a Warrant registered in the name of the Subscriber to purchase such number of shares of Common Stock as is set forth opposite the name of such Subscriber on the signature page hereof; and (c) a copy of this Agreement countersigned by the Company. The Closing is expressly conditioned upon the Company signing and delivering a copy of this Agreement to the Subscriber.

II.	REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

The Subscriber represents, warrants and agrees as follows:

2.1 Reliance on Exemptions. The Subscriber acknowledges that the Private Placement has not been reviewed by the United States Securities and Exchange Commission (the “Commission”) or any state agency because it is intended to be a nonpublic transaction exempt from the registration requirements of the Securities Act and state securities laws. The Subscriber understands that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemption and the eligibility of the Subscriber to purchase the Units.

2.2 Investment Purpose. The Subscriber represents that the Units are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. The Subscriber agrees that it will not sell or otherwise transfer the Units unless they are registered under the Securities Act or unless an exemption from such registration is available.

2.3 Accredited Investor. The Subscriber represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and that it is able to bear the economic risk of any investment in the Units. The Subscriber represents that if an individual, he has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Units. The Subscriber has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future. The Subscriber further represents and warrants that the information furnished in the accompanying accredited investor questionnaire, which is attached hereto as Exhibit B, is accurate and complete in all material respects.

2.4 Interest in Units. The Subscriber represents that the funds provided for this investment in the Units are either separate property of the Subscriber, community property over which the Subscriber has the right of control, or are otherwise funds as to which the Subscriber has the sole right of management. The Subscriber is purchasing the Units with the funds of the Subscriber and not with the funds of any other person, firm, or entity and is acquiring the Units for the Subscriber’s account. No person other than the Subscriber has any beneficial interest in the Units being purchased hereunder.

2.5 Risk of Investment. The Subscriber recognizes that the purchase of the Units involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (b) transferability of the Units is limited; and (c) the Company may require substantial additional funds to operate its business and subsequent equity financings will dilute the ownership and voting interests of the Subscriber.

2.6 Prior Investment Experience. The Subscriber acknowledges that it has prior investment experience and that it recognizes the highly speculative nature of this investment.

2.7 Information. The Subscriber acknowledges careful review of this Agreement as well as the Company’s filings with the Commission, as required pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), which are available on the Internet at www.sec.gov (collectively, the “Disclosure Materials”), all of which the Subscriber acknowledges have been provided to him. The Subscriber has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Private Placement and the Disclosure Materials and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the Subscriber reasonably desires in order to evaluate the investment. The Subscriber understands the Disclosure Materials, and the Subscriber has had the opportunity to discuss any questions regarding any of the Disclosure Materials with his counsel or other advisors. Notwithstanding the foregoing, the only information upon which the Subscriber has relied is that set forth in the Disclosure Materials. The Subscriber has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Disclosure Materials. The Subscriber does not desire to receive any further information.

2.8 No Representations. The Subscriber hereby represents that, except as expressly set forth in this Agreement, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Subscriber is not relying on any information other than that contained in the Disclosure Materials and the results of independent investigation by the Subscriber.

2.9 Tax Consequences. The Subscriber acknowledges that the Private Placement may involve tax consequences and that the contents of the Disclosure Materials do not contain tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Units.

2.10 Transfer or Resale. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Units under the Securities Act except as contained herein. The Subscriber consents that the Company may, if it desires, permit the transfer of the Units out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state “blue sky” laws.

2.11 Legends. The Subscriber understands that the certificates representing the securities comprising the Units, until such time as they have been registered under the Securities Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Units upon which it is stamped, if (a) such securities are being sold pursuant to a registration statement under the Securities Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the securities is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the securities may be made pursuant to the Rule 144(k) under the Securities Act without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

2.12 No General Solicitation. The Subscriber represents that it was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

2.13 Validity; Enforcement. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Units; and (b) that this Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Subscriber. If the Subscriber is an individual, the Subscriber represents and warrants that this Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the Subscriber.

2.14 Address. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Agreement is the Subscriber’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

III.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company represents, warrants and agrees as follows:

3.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the State of Delaware. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the Company’s financial condition (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

3.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and when executed and delivered by the Company this Agreement will constitute a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The securities which comprise the Units to be sold pursuant to this Agreement have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable

3.3 Noncontravention. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not: (a) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound, (ii) the charter, bylaws or other organizational documents of the Company or any subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, except for any such conflicts, violations or defaults that are not reasonably likely to have a Material Adverse Effect; or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness, indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the material property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of this Agreement and the valid issuance and sale of the Units to be sold hereunder, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

3.4 No Violation. The Company is not: (a) in violation of its charter, bylaws or other organizational document; (b) in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or (c) in default (and there exists no condition that, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of a material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, that would be reasonably likely to have a Material Adverse Effect. The business of the Company is not being conducted, and shall not be conducted so long as the investors own any of the Units, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect.

3.5 Legal Proceedings. Except as otherwise disclosed in the Disclosure Materials, there is no action, suit, proceeding, or to the knowledge of the Company, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or would adversely affect the Private Placement or that would adversely affect the validity or enforceability of, or the authority or ability of the Company to consummate the Private Placement.

3.6 Governmental Permits, etc. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

3.7 Intellectual Property. (a) The Company owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, “Intellectual Property”) as owned or possessed by it, or that are necessary for the conduct of its business as now conducted or as proposed to be conducted, except where the failure to currently own or possess would not have a Material Adverse Effect, (b) the Company has not received any notice of, or has any knowledge of, any asserted infringement by the Company of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect, and (c) the Company has not received any notice of, or has no knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company that, individually or in the aggregate, would have a Material Adverse Effect.

3.8 Financial Statements. The financial statements of the Company included in the Company’s filings with the Commission have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto, or in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Company’s filings with the Commission, the Company has no liabilities, contingent or otherwise, other than (a) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and (b) obligations under contracts and commitments incurred in the ordinary course of business and not required under U.S. generally accepted accounting principles to be reflected in such financial statements, in each case that, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries taken on a whole.

3.9 Disclosure. None of the representations and warranties of the Company appearing in this Agreement contains, or on any closing date will contain, any untrue statement of a material fact or omits, or on any closing date will omit to state any material fact required to be stated herein or therein in order for the statements herein or therein, in light of the circumstances under which they were made, not to be misleading.

3.10 Future Offering. In the event the Company conducts an equity financing (including debt with an equity component) (“Future Offering”) during the period ending forty-five (45) days after Closing, the Company shall provide the Subscriber the option to exchange the Units purchased hereby for an investment in the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering based on the total purchase price set forth on the signature page hereof. This Section 3.10 shall not apply to any transaction involving: (a) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933 Act); or (b) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company. This Section 3.10 also shall not apply to the issuance of securities upon exercise or conversion of the Company’s options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the shareholders of the Company.

IV.	REGISTRATION RIGHTS

4.1 As promptly as possible, but in any event no later than ninety (90) days following the Closing, the Company shall prepare and file with the Commission a registration statement (the “Registration Statement”) on Form SB-2 (or other applicable form) covering the resale of all the shares of Common Stock comprising the Units and the shares of Common Stock issuable upon exercise of the Warrants (the “Registrable Securities”). The Company shall use its best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of: (a) the date when all Registrable Securities covered by such Registration Statement have been sold publicly; or (b) the date when all Registrable Securities may be sold pursuant to Rule 144(k) (the “Effectiveness Period”).

4.2 In connection with the Company’s registration obligations hereunder, the Company shall: (a) prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (b) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act; (c) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (d) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers set forth in the Registration Statement as so amended or in such prospectus as so supplemented.

4.3 The Company shall pay all fees and expenses incident to the performance of or compliance with this Article 4, including: (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission and in connection with applicable state securities or “blue sky” laws; and (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Subscriber).

V. MISCELLANEOUS

5.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Phantom Fiber Corporation
144 Front Street, Suite 580
Toronto, Ontario
Canada M5J 2L7
Attn: Chief Executive Officer
Facsimile: (416) 703-0900

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Attn: Gregory Sichenzia, Esq.
Facsimile: (212) 930-9725

If to the Subscriber, to its address and facsimile number set forth at the end of this Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

5.2 Entire Agreement; Amendment. This Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Subscriber.

5.3 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

5.4 Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the County of New York, State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

5.5 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

5.6 Successors And Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Units then outstanding, except by merger or consolidation. The Subscriber shall not assign its rights hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

5.8 Survival. The representations and warranties of the Subscriber and the Company contained in Articles II and III and the agreements set forth this Article V shall survive closing for a period of two years.

5.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.10 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.11 Legal Representation. The Subscriber acknowledges that: (a) it has read this Agreement and the exhibits hereto; (b) it understands that the Company has been represented in the preparation, negotiation, and execution of this Agreement by Sichenzia Ross Friedman Ference LLP, counsel to the Company; and (c) it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

5.12 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Konstantine J. Lucas Name of Subscriber	No. of Units: 500,000 Purchase Price: $275,000

/s/ Konstantine J. Lucas Signature
______________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)
______________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
_____________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This 8 day of DEC, 2005 PHANTOM FIBER CORPORATION
By: /s/ Jeff Halloran Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Mark J. Nuovo Name of Subscriber	No. of Units: 181,818 Purchase Price: $100,000

/s/ Mark J. Nuovo Signature

______________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)
______________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This 8 day of DEC, 2005 PHANTOM FIBER CORPORATION
By: /s/ Jeff Halloran Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

______________________________________ Name of Subscriber	No. of Units: 110,000 Purchase Price: $60,500

______________________________________ Signature

The Sunderland Family Trust Name (If Subscriber is an entity, trust or other organization) (Please Print)

The Sunderland Family Trust Title (If Subscriber is an entity, trust or other organization) (Please Print)

/s/ Ronald B. Sunderland /s/ Dinae Sunderland ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This 8 day of DEC, 2005 PHANTOM FIBER CORPORATION
By: /s/ Jeff Halloran Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Pamela Ritchie Name of Subscriber	No. of Units: 30,000 Purchase Price: $16,500.00

/s/ Pamela Ritchie Signature

______________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This 8 day of DEC, 2005 PHANTOM FIBER CORPORATION
By: /s/ Jeff Halloran Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Harry Forman Name of Subscriber	No. of Units: 20,000 Purchase Price: $11,000

/s/ Harry Forman Signature

______________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This 8 day of DEC, 2005 PHANTOM FIBER CORPORATION
By: /s/ Jeff Halloran Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

John Cramer Sharon Hawkins Name of Subscriber	No. of Units: 10,000 Purchase Price: $5,500

/s/ John Cramer /s/ Sharon Hawkins Signature

______________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This 8 day of DEC, 2005 PHANTOM FIBER CORPORATION
By: /s/ Jeff Halloran Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Timothy J. Livak Name of Subscriber	No. of Units: 127,273 Purchase Price: $70,000

/s/ Timothy J. Livak Signature

______________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This 8 day of DEC, 2005 PHANTOM FIBER CORPORATION
By: /s/ Jeff Halloran Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Mark DeVitre Name of Subscriber	No. of Units: 10,000 Purchase Price: 5,500

/s/ Mark DeVitre Signature

______________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This 8 day of DEC, 2005 PHANTOM FIBER CORPORATION
By: /s/ Jeff Halloran Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Robert Kantor Name of Subscriber	No. of Units: 140,000 Purchase Price: 77,000

/s/ Robert Kantor Signature

______________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This 8 day of DEC, 2005 PHANTOM FIBER CORPORATION
By: /s/ Jeff Halloran Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Russo Living Trust 5/1/98 Michael Russo, Trustee Name of Subscriber	No. of Units: 20,000 Purchase Price: $0.55 $11,000

/s/ Michael Russo Signature

Russo Living Trust 5/1/98 Name (If Subscriber is an entity, trust or other organization) (Please Print)

Michael Russo, Trustee Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This 8 day of DEC, 2005 PHANTOM FIBER CORPORATION
By: /s/ Jeff Halloran Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Financial Trading Consultants Pension Plan Name of Subscriber	No. of Units: 100,000 Purchase Price: $55,000

/s/ Howard Shapiro Signature

_____________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)

_____________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This ___ day of _______________, 2005 PHANTOM FIBER CORPORATION
By:__________________________________ Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Howard Shapiro Name of Subscriber	No. of Units: 100,000 Purchase Price: $55,000

/s/ Howard Shapiro Signature

_____________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)

_____________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This ___ day of _______________, 2005 PHANTOM FIBER CORPORATION
By:__________________________________ Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Meuqer Masters International Pension Plan Name of Subscriber	No. of Units: 100,000 Purchase Price: $55,000

/s/ Howard Shapiro Signature

_____________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)

_____________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This ___ day of _______________, 2005 PHANTOM FIBER CORPORATION
By:__________________________________ Name: Jeff Halloran Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below.

Linda Abrams Name of Subscriber	No. of Units: 90,909 Purchase Price: $50,000

/s/ Linda Abrams Signature

______________________________________ Name (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ Title (If Subscriber is an entity, trust or other organization) (Please Print)

______________________________________ ______________________________________ ______________________________________ Address of Subscriber
______________________________________ Taxpayer Identification Number of Subscriber

Subscription Accepted: This 8 day of DEC, 2005 PHANTOM FIBER CORPORATION
By: /s/ Jeff Halloran Name: Jeff Halloran Title: Chief Executive Officer

ACCREDITED INVESTOR QUESTIONNAIRE

The Subscriber warrants and represents to the Company that it qualifies as an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the fact that the Subscriber meets the following criteria at the time of the sale of the Securities to the Subscriber (Subscriber must initial the applicable categories below):
I. ACCREDITED INVESTOR STATUS

A. Individual Investors: (Initial one or more of the following statements)

1. ____ I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in each of the two most recent calendar years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

2. ____ I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the two most recent calendar years and I reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

3. ____ I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.

4. ____ I certify that I am an accredited investor because I am a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

B. Partnerships, Corporations, Trusts or Other Entities: (Initial one of the following statements)

1. The undersigned hereby certifies that it is an accredited investor because it is:

a. ______ any corporation, partnership, or Massachusetts or similar business trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

b. ______ a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the securities offered as described in Rule 506(b)(2)(ii) under the Securities Act;

c. ______ an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decisions are made by a plan fiduciary, as defined in Section 3 (21) of such act, which is either a bank, savings and loan association, an insurance company or registered investment adviser;

d. ______ a self-directed employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, with investment decisions made solely by persons that are accredited investors;

e. ______ an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000;

f. ______ any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000;

g. ______ an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

h. ______ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

i. ______ any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

j. ______ any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

k. ______ any insurance company as defined in Section 2(a)(13) of the Securities Act;

l. ______ any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940;

m. ______ any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

2. ____ The undersigned hereby certifies that it is an accredited investor because it is an entity in which each of the equity owners qualifies as an accredited investor under items A(1), (2) or (3) or item B(1) above.

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Please indicate whether Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Date:                                      , 2005

_____________________________ Subscriber(s) _____________________________ Print Name(s) _____________________________ Print Title _____________________________ Signature(s)	_____________________________ Subscriber(s) _____________________________ Print Name(s) _____________________________ Print Title _____________________________ Signature(s)

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Address

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